UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Unisys Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts!

UNISYS CORPORATION

2021 Annual Meeting Vote by April 22, 2021 11:59 PM ET

UNISYS CORPORATION 801 LAKEVIEW DRIVE, SUITE 100 BLUE BELL, PA 19422

D35217-P49608

You invested in UNISYS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 23, 2021.

Get informed before you vote

View the Notice of 2021 Annual Meeting and Proxy Statement and 2020 Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 9, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.
Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors
Nominees:

1a. Peter A. Altabef	For

1b. Jared L. Cohon	For

1c. Nathaniel A. Davis	For

1d. Matthew J. Desch	For

1e. Denise K. Fletcher	For

1f. Philippe Germond	For

1g. Lisa A. Hook	For

1h. Deborah Lee James	For

1i. Paul E. Martin	For

1j. Regina Paolillo	For

1k. Lee D. Roberts	For

2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.	For

3. Advisory vote to approve executive compensation.	For

4. To transact such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35218-P49608